Exhibit 10-14(a)

                       FIRST AMENDMENT TO CREDIT AGREEMENT

      THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of May 10, 2001 by and among FOOTSTAR, INC. and FOOTSTAR CORPORATION (the "Borrowers"); the financial institutions which are now, or in accordance with
Section 9.06 of the Credit Agreement (hereinafter described) hereafter become, parties to the Credit Agreement by execution of the signature pages to the Credit Agreement or otherwise (collectively, the "Banks" and each individually, a "Bank"); FLEET NATIONAL BANK, as administrative agent ("Administrative Agent") for the Banks (in such capacity as Administrative Agent, together with its successors and assigns in such capacity, the "Agent"); FIRST UNION NATIONAL BANK, as syndication agent (in such capacity, together with its successors and assigns in such capacity, the "Syndication Agent"); and BANK OF NEW YORK, as documentation agent (in such capacity, together with its successors and assigns in such capacity, the "Documentation Agent").

                                    RECITALS

      A. The Borrowers, the Banks, the Agent, the Syndication Agent and the Documentation Agent are parties to a Credit Agreement dated as of May 25, 2000 (as the same has been or may hereafter be amended, supplemented, extended or otherwise modified from time to time, the "Credit Agreement"). Capitalized terms used herein without definition have the meanings assigned to them in the Credit Agreement.

      B. The Borrowers have requested certain amendments to the Credit
Agreement.

      C. Subject to certain terms and conditions, the Agent and the Banks are willing to agree to such requests, as hereinafter set forth.

      NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

I.    AMENDMENTS TO CREDIT AGREEMENT.

      The Credit Agreement is hereby amended as follows:

      A. Definitions. Section 1.01 of the Credit Agreement is hereby amended as follows:

      1. The definitions of "Consolidated EBITDA", "Interest Coverage Ratio" and "Leverage Ratio" are amended to read, each in its entirety, as follows:

            "Consolidated EBITDA" means, with respect to the Company and its Consolidated Subsidiaries for any fiscal period, the sum (without duplication) of (a) Consolidated Adjusted Income for such period,
            (b) Consolidated Net Interest Expense (whether a positive or negative number) for such period, (c) Federal, state and local income taxes (or other taxes in the nature of income taxes)


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            deducted  in  determining  Consolidated  Adjusted  Income  for  such
            period,   and  (d)  depreciation   and   amortization   deducted  in
            determining Consolidated Adjusted Income for such period; provided that Consolidated EBITDA shall be adjusted on a pro forma basis to give effect to all Acquisitions and Dispositions made at any time during the applicable fiscal period, in each case as if such Acquisition and Disposition had occurred at the beginning of such fiscal period and calculated in a manner reasonably satisfactory to the Agent but excluding up to ($10,000,000) in the aggregate in negative EBITDA allocable as a result of such transactions in any period of four consecutive fiscal quarters.

            "Interest Coverage Ratio" means, for each period of four consecutive fiscal quarters, the ratio of (a) Consolidated EBITDAR for such period to (b) the sum, without duplication, of (i) Consolidated Net Interest Expense for such period and (ii) Rental Expense for such period; in each case, with respect to clauses (i) and (ii), to the extent deducted in determining Consolidated Adjusted Income for such period.

            "Leverage Ratio" means, as of the last day of each fiscal quarter, the ratio of (a) Consolidated Total Debt on such date to (b) Consolidated EBITDA for the period of four consecutive fiscal quarters ending on such date.

      2.    The following new definition is added:

            "Disposition" has the meaning set forth in the definition of "Asset Sale".

      B. Additional Condition. Section 3.02 of the Credit Agreement is hereby amended by deleting the word "and" at the end of paragraph (c), by deleting the period at the end of paragraph (d) and substituting therefor the word "; and", and by adding the following new paragraph (e):

            (e) the fact that, immediately after giving effect to such Borrowing or the issuance of such Letter of Credit and since the date of the annual financial statements most recently delivered to the Agent, no event shall have occurred and no circumstance shall exist that has had, or would reasonably be expected to cause, a material adverse change to the financial condition of the Company.

      C. Acquisitions. Section 5.09(d) of the Credit Agreement is hereby amended by deleting the character and numerals "$125,000,000" and substituting therefor "$200,000,000".

      D. Restricted Payments. Section 5.15 of the Credit Agreement is hereby amended by deleting the words "Calculation Period" and substituting therefor the words "period of four consecutive fiscal quarters".

      E. Leverage. Section 5.17 of the Credit Agreement is hereby amended to read in its entirety as follows:


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

            SECTION 5.17. Leverage Ratio. The Leverage Ratio will not exceed 2.00:1.00.

      F. Interest Coverage. Section 5.18 of the Credit Agreement is hereby amended to read in its entirety as follows:

            SECTION 5.18. Interest Coverage Ratio. The Interest Coverage Ratio will not be less than 2.00:1.00.

      G. No Further Amendments. Except as specifically amended above, the text of the Credit Agreement and of each of the other Loan Documents shall remain unmodified and in full force and effect and is hereby ratified and affirmed in all respects, and the Debt of any Borrower to the Agent and the Banks evidenced thereby and by the Notes is hereby reaffirmed in all respects.

II.   REFERENCES IN SECURITY DOCUMENTS; CONFIRMATION OF SECURITY.

      All references to the "Credit Agreement" in the Guarantee Agreement, the Pledge Agreement and any other Loan Documents evidencing or relating to the Collateral (the "Security Documents"), and in any other Loan Documents shall, from and after the date hereof, refer to the Credit Agreement, as amended by this Amendment, and all obligations of any Borrower under the Credit Agreement, as amended, shall be secured by and be entitled to the benefits of the Security Documents and other Loan Documents. All Security Documents heretofore executed by the Company and any Subsidiary thereof shall remain in full force and effect and such Security Documents, as amended hereby, are hereby ratified and affirmed.

III.  CONDITIONS.

      The effectiveness of this Amendment is subject to the following express conditions precedent and subsequent:

      A. The Company shall have executed and delivered to the Agent (or shall have caused to be executed and delivered to the Agent by the appropriate persons) the following:

            1. This Amendment;

            2. True and complete copies of any required stockholders' and/or directors' consents and/or resolutions, authorizing the execution and delivery of this Amendment, certified by the secretary of the Company; and

            3. Such other supporting documents and certificates as the Agent or its counsel may reasonably request.

      B. The Agent and the Banks shall have received the favorable opinion of in-house counsel to the Borrowers substantially in the form of Exhibit A annexed hereto and such other matters as may be reasonably requested by the Agent.


                                       -3-
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      C. As soon as practicable after the date hereof, the Borrowers shall have complied with the terms and conditions of that certain letter agreement dated as of May 10, 2001 between the Agent and the Borrowers.

      D. The Banks required pursuant to the Credit Agreement to execute and deliver this Amendment in order to amend the Credit Agreement shall have executed and delivered this Amendment.

      E. All legal matters incident to the transactions contemplated hereby shall be reasonably satisfactory to counsel for the Agent.

IV.   REPRESENTATIONS, WARRANTIES AND COVENANTS.

      As a material inducement to the Agent and the Banks to enter into this Amendment, the Borrowers hereby jointly and severally represent and warrant to the Agent (which representations and warranties shall survive the delivery of this Amendment), after giving effect to this Amendment, as follows:

      A. The execution and delivery of this Amendment have been duly authorized by all requisite corporate action on the part of each Borrower, and will not violate any provision of law, any order, judgment or decree of any court or other agency of government, or the articles or bylaws of the Company or any Subsidiary or any indenture, agreement or other instrument to which the Company or any Subsidiary is bound, or be in conflict with, or result in a breach of, or constitute (with due notice or lapse of time or both) a default under, or result in the creation or imposition of any Lien, upon any of the property or assets of the Company or any Subsidiary thereto pursuant to, any such indenture, agreement or instrument, except for any violations, contraventions or defaults under such indentures, agreements, judgments, injunctions, orders, decrees or other instruments or the creation or imposition of any such Liens that individually or in the aggregate would not constitute an Event of Default under Section 5.10 or would not reasonably be expected to have a Material Adverse Effect.

         B. The representations and warranties contained in the Credit Agreement and in the other Loan Documents, and the information set forth in the Exhibits and Schedules thereto and in the Officer's Certificates heretofore delivered thereunder are true and correct in all material respects on and as of the date of this Amendment as though made at and as of such date (except to the extent that such representations and warranties expressly relate to an earlier date (including, but not limited to, the representations and warranties in Section 4.04(d) which expressly relate to an earlier date), and except to the extent variations therefrom have been permitted under the terms of the Credit Agreement). No material adverse change has occurred in the assets, liabilities, financial condition, business or prospects of the Company and its Subsidiaries from that disclosed in the financial statements most recently furnished to the Agent pursuant to the Credit Agreement. No Default has occurred and is continuing.

      C. This Amendment constitutes the legal, valid and binding obligation of each Borrower, enforceable against such Borrower in accordance with its terms, subject to bankruptcy,


                                      -4-
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insolvency, reorganization, moratorium and similar laws affecting the rights and remedies of creditors generally or the application of principles of equity, whether in any action at law or proceeding in equity, and subject to the availability of the remedy of specific performance or of any other equitable remedy or relief to enforce any right thereunder.

V.    MISCELLANEOUS.

      A. As provided in the Credit Agreement, the Borrowers jointly and severally agree to reimburse the Agent upon demand for all reasonable fees and disbursements of counsel to the Agent incurred in connection with the preparation of this Amendment.

      B. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York (excluding the laws applicable to conflicts or choice of laws).

      C. This Amendment may be executed by the parties hereto in several counterparts hereof and by the different parties hereto on separate counterparts hereof, all of which counterparts shall together constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as an in-hand delivery of an original executed counterpart hereof.

                    [The next pages are the signature pages.]


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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized representatives, all as of the day and year first above written.

                                    FOOTSTAR, INC.

                                    By: /s/ Thomas E. Baumlin III
                                        ------------------------------------
                                        Name: Thomas E. Baumlin III
                                        Title: Senior Vice President, Finance

                                    FOOTSTAR CORPORATION

                                    By: /s/ Thomas E. Baumlin III
                                        ------------------------------------
                                        Name: Thomas E. Baumlin III
                                        Title: Senior Vice President, Finance

                                    FLEET NATIONAL BANK, as Agent

                                    By: /s/ Stephen J. Garvin
                                        ------------------------------------
                                        Name: Stephen J. Garvin
                                        Title: Director

                                    FIRST UNION NATIONAL BANK,
                                    as Syndication Agent

                                    By: /s/ Anthony D. Braxton
                                        ------------------------------------
                                        Name: Anthony D. Braxton
                                        Title: Vice President

                                    BANK OF NEW YORK,
                                    as Documentation Agent

                                    By: /s/ Howard F. Bascom, Jr.
                                        ------------------------------------
                                        Name: Howard F. Bascom, Jr.
                                        Title: Vice President

                                    CREDIT SUISSE FIRST BOSTON,
                                    as Managing Agent

                                    By:_____________________________________
                                        Name:_______________________________
                                        Title:______________________________

                       (signatures continued on next page)


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                                    BANK OF AMERICA, N.A.,
                                    as Managing Agent

                                    By: /s/ Timothy H. Spanos
                                        ------------------------------------
                                        Name: Timothy H. Spanos
                                        Title: Managing Director

                                    FLEET NATIONAL BANK, as Bank

                                    By: /s/ Stephen J. Garvin
                                        ------------------------------------
                                        Name: Stephen J. Garvin
                                        Title: Director

                                    FIRST UNION NATIONAL BANK, as Bank

                                    By: /s/ Anthony D. Braxton
                                        ------------------------------------
                                        Name: Anthony D. Braxton
                                        Title: Vice President

                                    BANK OF NEW YORK, as Bank

                                    By: /s/ Howard F. Bascom, Jr.
                                        ------------------------------------
                                        Name: Howard F. Bascom, Jr.
                                        Title: Vice President

                                    CREDIT SUISSE FIRST BOSTON, as Bank

                                    By: /s/ Kristin Lepri   /s/ David L. Sawyer
                                        -----------------   -------------------
                                        Name: Kristin Lepri     David L. Sawyer
                                        Title: Asst VP          Vice President

                                    BANK OF AMERICA, N.A., as Bank

                                    By: /s/ Timothy H. Spanos
                                        ------------------------------------
                                        Name: Timothy H. Spanos
                                        Title: Managing Director

                                    NATIONAL CITY BANK, as Bank

                                    By: /s/ Thomas J. McDonnell
                                        ------------------------------------
                                        Name: Thomas J. McDonnell
                                        Title: Senior Vice President

                       (signatures continued on next page)


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                                    PNC BANK, NATIONAL ASSOCIATION,
                                    as Bank

                                    By: /s/ Judy B. Land
                                        ------------------------------------
                                        Name: Judy B. Land
                                        Title: Vice President

                                    THE CHASE MANHATTAN BANK, as Bank

                                    By: /s/ Andrea Johnson
                                        ------------------------------------
                                        Name: Andrea Johnson
                                        Title: Vice President

                                    FIRSTAR BANK, N.A., as Bank

                                    By: /s/ Thomas L. Bayer
                                        Name: Thomas L. Bayer
                                        ------------------------------------
                                        Title: Vice President

                                    BANCO POPULAR DE PUERTO RICO,
                                    as Bank

                                    By: /s/ Patrick J. Grady
                                        ------------------------------------
                                        Name: Patrick J. Grady
                                        Title: Vice President

                                    By:_____________________________________
                                        Name:_______________________________
                                        Title:______________________________

                                    BANK OF HAWAII, as Bank

                                    By:_____________________________________
                                        Name:_______________________________
                                        Title:______________________________

                                    SUMMIT BANK, as Bank

                                    By:_____________________________________
                                        Name:_______________________________
                                        Title:______________________________

                       (signatures continued on next page)


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                                    HIBERNIA NATIONAL BANK, as Bank

                                    By: /s/ Lloyd Drumm
                                        ------------------------------------
                                        Name: Lloyd Drumm
                                        Title: Assistant VP

                                    By:_____________________________________
                                        Name:_______________________________
                                        Title:______________________________


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                    CONSENT AND CONFIRMATION OF SUBSIDIARIES

      Each of the undersigned hereby joins in the execution of the foregoing First Amendment to Credit Agreement dated as of May ___, 2001 (the "Amendment") to which this Consent and Confirmation is attached (1) to confirm its consent, to the extent required, to all of the transactions contemplated by the Amendment, and (2) to confirm and ratify its Guaranty Agreement and its Pledge and Security Agreement, each entered into as required under such Credit Agreement, dated as of May 25, 2000 in favor of the Agent on behalf of the Banks, which remains in full force and effect.

                                    FOOTSTAR, INC.
                                    FOOTSTAR CORPORATION

                                    By: /s/ Thomas E. Baumlin III
                                        ------------------------------------
                                        Duly authorized signatory as to both

                                    FOOTSTAR CENTER, INC.
                                    FOOTACTION CENTER, INC.
                                    FEET CENTER, INC.
                                    MELDISCO H.C., INC.
                                    APACHE-MINNESOTA THOM MCAN, INC.
                                    MILES SHOES MELDISCO LAKEWOOD
                                    COLORADO, INC.
                                    MALL OF AMERICA FAN CLUB, INC.
                                    NEVADA FEET, INC.
                                    FEET OF COLORADO, INC.
                                    LFD I, INC.
                                    LFD II, INC.
                                    LFD OPERATING, INC.

                                    By: Donna Wangenstein
                                        Duly Authorized Signatory as to all